SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): OCTOBER 22, 1999



                           DYNAMIC MATERIALS CORPORATION
            (Exact name of registrant as specified in its charter)



            DELAWARE                  0-8328                  84-0608431
  (State or other jurisdiction      (Commission             (IRS Employee
        of incorporation)          File Number)           Identification No.)



      551 ASPEN RIDGE DRIVE, LAFAYETTE, CO                   80026
    (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:  (303) 665-5700



        ----------------------------------------------------------------
         (Former name or former address, if changed since last report)


                         EXHIBIT INDEX APPEARS ON PAGE 4

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (C)     EXHIBITS

        99.1    Press Release dated October 22, 1999.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    DYNAMIC MATERIALS COMPANY


Dated: October 22, 1999             By: /S/ MARK W. JARMAN
                                       ----------------------------------------
                                        Mark W. Jarman
                                        Vice President of Corporate Development

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

    99.1          Press Release dated October 22, 1999.